                     SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant   X
                         ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

     Preliminary Proxy Statement
---
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
---
     Definitive Proxy Statement
---
 X   Definitive Additional Materials
---
     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
---

                           AMBANC HOLDING CO., INC.
------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                                N/A
------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):


 X   No fee required.
---
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---
     1)   Title of each class of securities to which transaction applies:

            -------------------
     2)   Aggregate number of securities to which transaction applies:

            -------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:  $
                                                             --------------
     5)   Total fee paid:  $
                            -------------
     Fee paid previously with preliminary materials.
---
     Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                    AMBANC HOLDING CO., INC.
                       11 Division Street
                 Amsterdam, New York 12010-4303
                         (518) 842-7200

------------------------------------------------------------------
        SUPPLEMENTARY INFORMATION TO THE PROXY STATEMENT
        FOR THE RECONVENED ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on June 12, 1998
------------------------------------------------------------------

     The following information is supplementary to the Proxy Statement dated April 23, 1998 furnished to you in connection with the solicitation of proxies by the Board of Directors of Ambanc Holding Co., Inc. (hereinafter called "Ambanc" or the "Company") to be used at the reconvened Annual Meeting of Stockholders of the Company (hereinafter called the "Reconvened Meeting"), to be held on FRIDAY, JUNE 12, 1998, AT 2:00 P.M. (Eastern Daylight Time), and at all adjournments or postponements thereof. The Reconvened Meeting will be held at the Best Western located at 10 Market Street, Amsterdam, New York. The record date for the determination of the holders of common stock of the Company who are entitled to notice of and to vote at the Reconvened Meeting is April 15, 1998, which is the same record date specified in the Proxy Statement. Except as specifically supplemented by the information contained in this document, all information set forth in the Proxy Statement remains unchanged and should be considered in casting your vote by proxy or at the Meeting.

     THE PROXY STATEMENT SHOULD BE READ BY STOCKHOLDERS PRIOR TO READING THIS SUPPLEMENTARY PROXY MATERIAL. ADDITIONAL COPIES OF THE PROXY STATEMENT MAY BE OBTAINED UPON REQUEST FROM: INVESTOR RELATIONS, AMBANC HOLDING CO., INC., 11 DIVISION STREET, AMSTERDAM, NEW YORK 12010-4303. TELEPHONE NO. (518) 842-7200.

     The Board of Directors has further decided not to vote the previously solicited white-colored Proxies at the Reconvened Meeting. Therefore, in order to vote your shares at the Reconvened Meeting you will need to complete and return the enclosed blue-colored
Proxy in the reply envelope provided or attend and vote at the Reconvened Meeting in person. See "SUBSTITUTE FORM OF PROXY."

     The Notice of Annual Meeting, a Proxy Statement, a white-colored Proxy and the Company's 1997 Annual Report to Stockholders were mailed on April 23, 1998 to all stockholders entitled to vote at the Meeting. This supplementary proxy material and related blue-colored Proxy were mailed on May 23, 1998 to all stockholders entitled to vote at the Reconvened Meeting.

------------------------------------------------------------------
            REASONS FOR SUPPLEMENTARY PROXY MATERIALS
------------------------------------------------------------------

     Seymour Holtzman filed suit against your Company in the United States District Court for the Middle District of Pennsylvania (hereinafter called the "Court"), on May 20, 1998, two days before the Company's scheduled Annual Meeting of Stockholders, in an attempt to get the Court to prevent us from holding our Annual Meeting. Mr. Holtzman alleged in his complaint that the Proxy Statement previously mailed to you in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting was inadequate and in violation of the federal securities laws, because, among other things, the Proxy Statement did not contain certain information concerning the terms of the merger agreement (hereinafter called the "Merger Agreement") entered into on April 23, 1998, between the Company and AFSALA Bancorp, Inc. (hereinafter called "AFSALA"). A copy of the complaint is attached to this supplementary proxy material at Appendix A. Information related to the proposed merger, including the structure of the resulting Board of Directors in the event the proposed merger is consummated, was publically announced by the Company in a press release as soon as the Merger Agreement was executed by the parties. The press release, together with a copy of the Merger Agreement, was then promptly filed with the Securities and Exchange Commission. As such, the information in these documents was publically available through a wide variety of sources, including the Securities and Exchange Commission, numerous outside services, and on the Internet at least three weeks before the original date scheduled for the Annual Meeting.

     Mr. Holtzman contests the statements in the Proxy Statement that "[a]t this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected" and "[e]xcept as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected." The Board of Directors believes that these statements were true when made and continue to be true today and that nothing in the Merger Agreement contradicts these statements. In addition, a number of the statements Mr. Holtzman attributed to certain directors and representatives of the Company in his complaint, which were in part the basis for his complaint, are untrue. ON MAY 21, 1998, THE COURT ON AN EXPEDITED BASIS RULED IN FAVOR OF THE COMPANY AND AGAINST MR. HOLTZMAN'S REQUEST TO PREVENT THE COMPANY FROM HOLDING ITS SCHEDULED ANNUAL MEETING.

     While the Company was victorious in preventing the preliminary injunction, it still had concerns that Mr. Holtzman would sue to overturn the results of the Annual Meeting. Accordingly, your Board of Directors determined to adjourn the originally scheduled Annual Meeting and provide you with the information included in this supplement in an effort to avoid further unnecessary litigation expense. However, on Friday, May 22, 1998, Mr. Holtzman filed with the Court an emergency motion for reconsideration of his preliminary injunction. In his motion, Mr. Holtzman reiterated his allegations that the previously mailed proxy statement was inadequate and in violation of the federal securities laws. Mr. Holtzman's motion further stated that in light of the "curative" statements to be issued by Ambanc, stockholders of Ambanc should be allowed to nominate directors to the Ambanc Board at the Reconvened Meeting, which he intends to do if his motion for reconsideration is granted. Mr. Holtzman's position is inconsistent with the Company's Bylaws and the Company intends to defend against the motion vigorously.


------------------------------------------------------------------
              SUPPLEMENTARY  INFORMATION CONCERNING
              PROPOSAL I - THE ELECTION OF DIRECTORS
------------------------------------------------------------------

     On April 23, 1998, the Company and AFSALA announced that they had signed the Merger Agreement. Consummation of the Merger Agreement is contingent upon approval by the stockholders of both companies and certain regulatory authorities, as well as other customary conditions to closing as set forth in the Merger Agreement. Ambanc and AFSALA currently anticipate that the shareholder meetings to approve the proposed merger will be held during the third quarter of 1998. In the event all of the foregoing conditions are satisfied, then pursuant to the Merger Agreement, the following, among other things, will occur:

     (i) John M. Lisicki, Chairman, President and Chief Executive Officer of AFSALA will become the President and Chief Executive Officer of the combined bank immediately following consummation of the merger, and President and Chief Executive Officer of Ambanc no later than January 1, 1999, following the retirement of Robert J. Brittain as President and Chief Executive Officer of Ambanc and its subsidiary; and

     (ii) Promptly after the merger is completed, the board of directors of Ambanc will create a special committee of the board for the purpose of providing an orderly transition to a smaller board of directors. Furthermore, on or immediately following the completion of the merger, Ambanc will create an advisory board of directors and will appoint three persons selected by AFSALA from the AFSALA Board, in consultation with Ambanc, to the advisory board of directors.

     Accordingly, if the proposed merger is consummated, then pursuant to the Merger Agreement, Mr. Brittain has agreed to retire as President and Chief Executive Officer of the Company and its subsidiary; his position as a director of the Company, however, will remain unaffected by the merger. Nevertheless, Mr. Brittain may consider stepping down after completion of the merger, although there are no agreements or understandings to that effect. Furthermore, in the event the proposed merger is completed, the Ambanc Board would consist of 14 members, which the parties considered to be a relatively large Board based on the size of the combined company. You as a shareholder of Ambanc will be provided, when such materials have been prepared, a proxy statement outlining in detail the terms of the proposed merger, including any anticipated restructuring of the Company's Board and any compensation arrangements contingent on the merger. At such time, you will be entitled to vote on adoption of the Merger Agreement.
A copy of the Merger Agreement will be included in that proxy statement. If you would like a copy of this document prior to that time you may request one from Investor Relations, Ambanc Holding Co., Inc., 11 Division Street, Amsterdam, New York 12010-4303. Telephone No. (518) 842-7200. In addition, Ambanc files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. This information, including the press release related to the merger and the Merger Agreement, may be accessed electronically through the Securities and Exchange Commissions home page on the Internet's World Wide Web at http://www.sec.gov.

------------------------------------------------------------------
                     SUBSTITUTE FORM OF PROXY
------------------------------------------------------------------

     In an attempt to avoid unnecessary litigation expense for the reasons described above, we are requesting that you vote a second board proxy. The Company previously furnished to you, together with the Proxy Statement, a white-colored Proxy for use at its originally scheduled Annual Meeting of Stockholders on May 22, 1998, which identified three persons, Lauren T. Barnett, Robert J. Brittain and Charles S. Pedersen, as nominees of the Board of Directors to stand for election as directors for terms expiring in 2001 and the proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors for the Company for the year ending December 31, 1998. No white-colored Proxies will be voted at the Reconvened Meeting. IN ORDER TO VOTE YOUR SHARES AT THE RECONVENED MEETING YOU WILL NEED TO COMPLETE AND RETURN THE ENCLOSED BLUE-COLORED PROXY IN THE REPLY ENVELOPE PROVIDED OR ATTEND AND VOTE AT THE RECONVENED MEETING IN PERSON.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF THE NOMINEES AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG
PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR
THE YEAR ENDING DECEMBER 31, 1998.

------------------------------------------------------------------
                          OTHER MATTERS
------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Reconvened Meeting other than the matters described in the Proxy Statement, as supplemented by this supplementary proxy material. Should any other matters properly come before the Reconvened Meeting, it is intended that holders of the blue-colored Proxies will act in accordance with their best judgment.

     Should you have any questions about voting your shares at the Reconvened Meeting, please call our Investor Relations Department at (518) 842-7200.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              ROBERT KELLY
                              Secretary

Amsterdam, New York
May 23, 1998

                                                       APPENDIX A


               IN THE UNITED STATES DISTRICT COURT
             FOR THE MIDDLE DISTRICT OF PENNSYLVANIA


SEYMOUR HOLTZMAN,             :
                              :
               Plaintiff,          :
                              :    NO. 98-CV-____________
          v.                  :
                              :
AMBANC HOLDING CO., INC.      :
                              :
               Defendant.          :


                            COMPLAINT

     Plaintiff Seymour Holtzman ("Holtzman"), by his undersigned attorneys, for his complaint against Ambanc Holding Co., Inc.
("Ambanc") alleges as follows:

                         NATURE OF ACTION

     1. This is an action for injunctive relief to remedy violations of Section 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), 15 U.S.C. Section 78n(a), and the rules and regulations promulgated thereunder by the Securities and Exchange Commission ("SEC"). In violation of the federal securities laws, Ambanc has disseminated false and materially misleading solicitation materials to its stockholders with respect to its 1998 annual meeting of stockholders.

                             PARTIES

     2. Holtzman, an adult individual who maintains a residence at 33 Sahara Drive, Kingston, Pennsylvania, beneficially owns, directly and indirectly through an affiliate company and family members, 173,300 shares of Ambanc common stock.

     3. Ambanc is a Delaware chartered savings institution holding company for Amsterdam Savings Bank, FSB ("Amsterdam Savings Bank"), a federally chartered savings bank. Also, Ambanc, which maintains its principal place of business in Amsterdam, New York, has a wholly-owned subsidiary, ASB Insurance Agency, Inc., which offers mutual funds, annuity products and brokerage services to Amsterdam Savings Bank's customers and the general public.

                           JURISDICTION

     4.   This Court has jurisdiction over this action pursuant to
Section 27 of the Exchange Act, 15 U.S.C. Section 78aa, and 28 U.S.C.
Section 1331 (federal question). The claims alleged hereunder arise under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. In connection with the unlawful conduct complained of herein, Ambanc has directly and indirectly used the means and instrumentalities of interstate commerce and the mail, including, but not limited to, the dissemination of solicitation materials into this district. There are numerous Ambanc stockholders residing in this district.

                       FACTUAL ALLEGATIONS

     5. Ambanc's 1998 annual meeting of stockholders is scheduled to take place on Friday, May 22, 1998 at 10:00 a.m. Holtzman was a beneficial owner of Ambanc common stock as of the close of business on April 15, 1998, which is the voting record date for purposes of voting at the 1998 annual meeting.

     6. As an owner of Ambanc common stock, Holtzman recently received (i) a letter dated April 23, 1998 from Robert J. Brittian, the President and Chief Executive Office of Ambanc; (ii) a notice of annual meeting of stockholders of Ambanc dated April 23, 1998 (the "Notice"); and (iii) a proxy statement for Ambanc's 1998 annual meeting of stockholders ("Proxy Statement"). A true and correct copy of the April 23, 1998 letter from Robert J. Brittian, the Notice and the Proxy Statement are attached hereto as Exhibit A.

     7. The Proxy Statement contains, inter alia, two (2) proposals which are to considered and voted upon by the Ambanc stockholders at the 1998 annual meeting. Specifically, the stockholders are being requested to (1) elect three(3) directors to the board of directors of Ambanc, each for a three (3) year term; and (2) appoint KPMG Peat Marwick, L.L.P. to serve as Ambanc's independent auditor for the year ending December 31, 1998.

     8. In the Proxy Statement and related solicitation materials, Ambanc's management proposes Lauren T. Barnett, Robert
J. Brittain and Charles S. Pedersen as its nominees for election to Ambanc's board of directors. The three (3) nominees for whom Ambanc's management is soliciting proxies are current members of Ambanc's board who are seeking reelection for an additional three
(3) year term. Additionally, Mr. Brittain, one of the nominees, is the president and chief executive officer of Ambanc.

     9. The Proxy Statement also contains the representation that "[a]t this time, the board of directors knows of no reason why a nominee might be unable to serve if elected" and "[e]xcept as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected." See Proxy Statement attached hereto as Exhibit A at p. 3. For the reasons set forth herein, Ambanc's Proxy Statement in this regard is false and materially misleading.

     10. Specifically, on or about April 23, 1998, Ambanc and Amsterdam Savings Bank, FSB, its wholly owned subsidiary, and Afsala Bancorp, Inc. ("Afsala") and Amsterdam Federal Bank, a wholly owned subsidiary of Afsala, entered into a Reorganization and Merger Agreement ("Merger Agreement"). Holtzman has not received a copy of the Merger Agreement from Ambanc and, based upon information and belief, Ambanc did not disseminate the Merger Agreement to any other stockholder (with the exception of those that are officers and directors of Ambanc). Rather, a press release was issued on or about April 23, 1998 announcing that Ambanc and Afsala had signed a definitive agreement to merge. True and correct copies of the April 23, 1998 press release and Ambanc's May 5, 1998 Schedule 13D filing with the SEC ("Ambanc's 13D"), which contains the Merger Agreement, are attached hereto as Exhibits B and C, respectively and are incorporated herein by reference. The merger is expected to be completed in the fourth quarter of 1998. See press release attached hereto as Exhibit B.

     11.  Ambanc's 13D and the Merger Agreement provide that John
M. Lisicki, President and Chief Executive Officer of Afsala, will be appointed as president and chief executive officer of Ambanc immediately following the merger but no later than January 1, 1999, and that four (4) of Afsala's current directors will become directors of Ambanc. Moreover, the Merger Agreement provides that "[p]romptly after the [merger], the board of directors of Ambanc shall create a special committee of the board for the purpose of providing an orderly transition to a smaller board of directors.
In addition, on or immediately following the [merger], Ambanc shall create an advisory board of directors and shall appoint three persons selected by ...[Afsala], in consultation with Ambanc, to the advisory board of directors." (Merger Agreement at Paragraph 4.19). Upon information and belief, Ambanc's advisory board of directors will not have any voting power. Ambanc failed to disclose this material information in its Proxy Statement and accompanying solicitation materials.

     12. In addition to the foregoing, over the past few weeks, Holtzman spoke with Robert J. Brittain, John Daly, a director of Ambanc, and James Fleischer, an attorney representing Ambanc, concerning the composition of Ambanc's board of directors. Each of these individuals represented to Holtzman that certain of Ambanc's current board of directors would be removed from the board and placed on a advisory committee including Mr. Brittain, a nominee for re-election at the 1998 annual meeting. Mr. Daley advised Holtzman that these directors would be removed from the Ambanc board within the next two (2) meetings of the Ambanc board of directors.

     13.  The Merger Agreement is dated as of the same date --
April 23, 1998 -- as the Proxy Statement.  However, the Proxy
Statement, which was disseminated to all Ambanc stockholders, fails to reference the Merger Agreement or any of the information contained therein pertaining to the officers or the board of directors of Ambanc.

     14. In violation of the federal proxy rules, Ambanc failed to disclose to its stockholders in its solicitation materials that Robert J. Brittain, Ambanc's president, chief executive officer and a current director seeking re-election to the board, will "retire" as president and chief executive officer of Ambanc no later than January 1, 1999 pursuant to the terms of the April 23, 1998 Merger Agreement. Ambanc also failed to disclose that its nominees will be removed from the Ambanc board.

     15. The Proxy Statement also fails to reference the proposed merger or the fact that under the terms of the Merger Agreement that John M. Lisicki, currently the president and chief executive officer of Afsala will become president and chief executive officer of Ambanc.

     16. The Proxy Statement fails to advise the stockholders of Ambanc that following the merger, certain of the current members of Ambanc's board, including some of the nominees, will be removed from the board. In fact, the Merger Agreement provides that "[p]romptly after the [merger] the board of directors of Ambanc shall create a special committee of the board for the purpose of providing an orderly transition to a smaller board of directors..." Merger Agreement attached hereto as Exhibit C at Paragraph 4.19.

     17. The Proxy Statement also fails to disclose that, under the terms of the Merger Agreement, four members of the Afsala board of directors, including Mr. Lisicki, will be appointed to the board of directors of Ambanc upon the completion of the merger.

     18. As a result of the foregoing, Ambanc is engaging in an unlawful proxy solicitation, and, if not stopped, will indelibly taint any stockholder vote at Ambanc's 1998 annual meeting of stockholders.

     19. Ambanc's Proxy Statement fails to disclose material information concerning the proposed merger and its effect on the election of the current nominees and the future composition of Ambanc's board of directors. This omission deprives Ambanc's stockholders of material information necessary to knowingly, effectively and competently vote for the election of directors to Ambanc's board of directors. Therefore, the solicitation materials are materially false and misleading in violation of Rule 14a-9.

                        CLAIMS FOR RELIEF

                             COUNT 1

                 For violations of Section 14(a)
                of the Exchange Act and Rule 14a-9

     20. Holtzman incorporates the preceding paragraphs of the complaint herein.

     21. Section 14(a) of the Exchange Act and Rule 14a-9 were intended to ensure that the proxy solicitation process is truthful and to enable stockholders to evaluate the information provided in proxy materials fully. Specifically, Rule 14a-9 provides that:

          No solicitation subject to this regulation shall be made by means of any proxy statement... or other communication, written or oral, containing any statement which at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading...

17 CFR Section 240.14a-9.

     22. Ambanc's solicitations are false and materially misleading in that, among other things, they:

          (a)  omit the material fact that certain
          Ambanc directors, including certain of the current nominees, will be removed from Ambanc's board pursuant to the terms of the Merger Agreement;

          (b) omit the material fact that Robert J.
          Brittain is expected to retire on or before January 1, 1999 pursuant to the terms of the Merger Agreement and to be replaced by John M.
          Lisicki;

          (c) omit the material fact that four (4)
          Afsala directors, including Mr. Lisicki, will be appointed to Ambanc's board pursuant to the terms of the Merger Agreement; and

          (d) omit any reference to the pending merger or the consequences thereof; and

          (e) state that the Ambanc board of directors knows of no reason why a nominee might be unable to serve if elected.

     23.  Holtzman has no adequate remedy at law.

                         IRREPARABLE HARM

     24. By virtue of Ambanc's failure to comply with federal securities laws, Ambanc, its stockholders and the investing public are being deprived of the protections and of the accurate and truthful information to which Section 14(a) of the Exchange Act entitles them. Unless Ambanc's 1998 annual meeting is enjoined and Ambanc is ordered to make corrective disclosures, Ambanc stockholders will be forced to exercise their voting rights based upon information, including Ambanc's Proxy Statement, that is materially false and misleading in numerous respects. Ambanc and its stockholders are suffering and, if Ambanc's violations are not enjoined, will continue to suffer irreparable injury in that, among other things, Ambanc, its stockholders and the investing public are being and will continue to be subjected to solicitation material distributed in violation of the federal securities laws and denied the opportunity to make an informed decision (free from false and misleading information) with respect to investments in Ambanc. Moreover, after this information is properly disclosed, stockholders of Ambanc may want to nominate directors to the Ambanc board at the 1998 annual meeting. Holtzman intends to nominate directors at this meeting if the injunction is granted.

     25. Because of the false and misleading information disseminated to Ambanc's stockholders, this Court should enter an Order enjoining the May 22, 1998 annual meeting of stockholders of Ambanc from taking place.

     WHEREFORE, Plaintiff Seymour Holtzman demands judgment against Ambanc as follows:

     1. declaring that Ambanc has violated Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

     2. ordering Ambanc to make all appropriate disclosures and correct all false and misleading statements and omissions of material fact heretofore made by its regarding the proposed merger and whether the proposed nominees will serve an entire term;

     3. preliminarily and permanently enjoining Ambanc's 1998 annual meeting until a period of time after Ambanc provides the appropriate disclosures;

     4. allowing stockholders of Ambanc to nominate a slate of directors at the rescheduled 1998 annual meeting; and

     5. granting Holtzman such other and further relief as this Court may deem just and proper, including reasonable attorney's fees, costs and disbursements of this action.

                              ELLIOTT REIHNER SIEDZIKOWSKI
                                   & EGAN, P.C.


                              /s/
                              --------------------------------
                              George A. Reihner
                              Mark J. Conway
                              300 Mellon Bank Building
                              400 Spruce Street
                              Scranton, PA 18503
                              (717) 346-7569

                              Attorneys for Plaintiff
                              Seymour Holtzman

Of Counsel:

RICHARD L. HUFFSMITH
100 N. Wilkes Barre Boulevard
Wilkes-Barre, PA 18702
(717) 822-6277

DATED: May 20, 1998

REVOCABLE PROXY

                           AMBANC HOLDING CO., INC.
                             AMSTERDAM, NEW YORK

           RECONVENED ANNUAL MEETING OF STOCKHOLDERS - June 12, 1998

The undersigned hereby appoints the members of the Board of Directors of Ambanc Holding Co., Inc. (the Company") with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock, par value $.01 per share (the "Common Stock"), of Ambanc Holding Co., Inc. which the undersigned is entitled to vote at the reconvened Annual Meeting of Stockholders to be held on June 12, 1998, at the Best Western located at 10 Market Street, Amsterdam, New York, at 2:00 p.m. (Eastern Daylight Time), and at any and all adjournments and postponements thereof, as indicated on the reverse side hereof.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE
NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 X
--- Please mark your vote as
    in this example

I. The election of LAUREN T. BARNETT,
   ROBERT J. BRITTAIN and CHARLES S.
   PEDERSEN for terms of three years.

                                 FOR ALL
     FOR       WITHHOLD          EXCEPT

     ---         ---              ---

Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for all nominees mark the box "WITHHOLD" with and "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the line provided below for whom you wish to withhold your vote.


II. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1998


     FOR       AGAINST           ABSTAIN

     ---         ---              ---


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of Annual Meeting, the related Proxy Statement and Supplemental Proxy Material and the Company's Annual Report to Stockholders for the year ended December 31, 1997.



                                   Dated:                 , 1998
                                         -----------------

                                   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, officer, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                                   ----------------------------------
                                         SIGNATURE OF STOCKHOLDER

                                   ----------------------------------
                                         SIGNATURE OF STOCKHOLDER

                                   PLEASE PROMPTLY COMPLETE, DATE, SIGN
                                   AND MAIL THIS PROXY IN THE ENCLOSED
                                   POSTAGE-PAID ENVELOPE.